                                                                   Exhibit 10.11


                          AGREEMENT AND PLAN OF MERGER

                                  LAKELAND BANK

                                (Receiving Bank)

                                       and

                       THE NATIONAL BANK OF SUSSEX COUNTY

                                 (Merging Bank)

     This Agreement and Plan of Merger is made on the 2nd day of April, 2001, between Lakeland Bank, a New Jersey state chartered banking association ("Lakeland"), and The National Bank of Sussex County, national banking association ("NBSC").

                                  I. BACKGROUND
                                  -------------

     Both Lakeland and NBSC are wholly-owned subsidiaries of Lakeland Bancorp, Inc., a New Jersey bank holding company ("Bancorp"). Bancorp has determined that it is in Lakeland's and NBSC's best interests to merge NBSC into Lakeland (the "Merger").

     NOW, THEREFORE, in consideration of these premises and the mutual covenants contained herein, the parties agree as follows:

                    II. TERMS OF MERGER; CONVERSION OF SHARES
                    -----------------------------------------

     2.1 The name of the merging bank is The National Bank of Sussex County. NBSC has its principal office located at 3 Broad Street, Branchville, New Jersey 07826 and has branch offices located at the addresses listed on Exhibit A to this Agreement.

     2.2 The name of the receiving bank is Lakeland Bank. Lakeland has its principal administration office located at 250 Oak Ridge Road, Oak Ridge, New Jersey 07438, an address of record of One Lakeland Plaza, Newfoundland, New Jersey 07435 and has branch offices located at the addresses listed on Exhibit B to this Agreement.

     2.3 Upon consummation of the Merger, the receiving bank shall be known as Lakeland Bank.

     2.4 At the effective time of the Merger, NBSC shall be merged into Lakeland. Lakeland shall succeed to all of the rights, obligations, assets, and liabilities of NBSC, as provided by law. The present certificate of incorporation, by-laws, and directors of Lakeland shall not be changed by the Merger. All officers of Lakeland prior to the Merger shall continue to serve as officers of Lakeland after the Merger and certain officers of NBSC shall be appointed as officers of Lakeland upon consummation of the Merger, as listed in
Section 2.6 hereof.

     2.5 The directors of the receiving bank shall be:

                               Mark J. Fredericks
                               Robert B. Nicholson
                                 Arthur L. Zande
                                   Roger Bosma
                                 Bruce G. Bohuny
                                 Mary Ann Deacon

                               John W. Fredericks
                               Paul P. Lubertazzi
                                  Joseph O'Dowd
                                 John Pier, Jr.

     2.6 The officers of the receiving bank shall be:

                   John W. Fredericks - Chairman of the Board
                Robert B. Nicholson - Vice Chairman of the Board
                           Arthur L. Zande - President
                 Bruce G. Bohuny - Vice President and Secretary
    Jeffrey J. Buonforte - Executive Vice President and Chief Retail Officer
     Joseph F. Hurley - Executive Vice President and Chief Financial Officer Louis Luddecke - Executive Vice President and Chief Operations Officer
                Steven Schachtel - President of Leasing Division
   Robert A. Vandenbergh - Executive Vice President and Chief Lending Officer
                           Rita A. Myers - Controller
                       Michael Minatelli - Vice President
                       Kenneth M. Prestia - Vice President
                         Bradley Bloss - Vice President
                         Nikki Janosch - Vice President

                        Philip H. Davis - Vice President
                         Gerald Reiner - Vice President
                         Vincent Spero - Vice President
                          Donald Walsh - Vice President
                          Russell Dunn - Vice President

                         Gary McDowell - Vice President
                          Harry Cooper - Vice President

                           Tony Rose - Vice President
                        William Eckhardt - Vice President

                       Lisabeth A. Stone - Vice President
                         Karen Garrera - Vice President
                         Karen Kennedy - Vice President
                    Joseph M. Gallo - Vice President, Auditor
                        Raymond W. Cordts, Vice President
                       Kevin Prendergast - Vice President
                          Mary Karakos - Vice President

                        Elaine C. Petit - Vice President
                           John Werba - Vice President

                         Connie Jaeger - Vice President
                         Gail D. Martin - Vice President
                          John Walker - Vice President

     2.7 Upon consummation of the Merger, the location of the principal administration office of the receiving bank shall be 250 Oak Ridge Road, Oak Ridge, New Jersey 07438 and the address of record of the receiving bank shall be One Lakeland Plaza, Newfoundland, New Jersey 07435.

     2.8 Upon consummation of the Merger, the locations of the branch offices of the receiving bank shall be as listed on Exhibit C attached hereto.

     2.9 The Merger shall be effective as of the close of business on the first date on which all requisite regulatory approvals have been received, all statutory waiting periods have expired and Lakeland and NBSC have filed certifications with the New Jersey Department of Banking that the sole shareholder of each corporation has approved this Agreement and the Merger in accordance with Section 17:9A-137 of the New Jersey Banking Act of 1948.

     2.10 Upon consummation of the Merger, the receiving bank will have capital stock equal to $2,830,108, which shall be divided into 1,132,043 shares, par value of $2.50 per share, and capital surplus of $35,373,555.

     2.11 At the effective time of the Merger, the 1,200,000 outstanding shares of NBSC, all of which are owned by Bancorp, shall be exchanged for the cash payment by Lakeland to Bancorp of five dollars and no cents ($5.00).

                               III. MISCELLANEOUS

     3.1 This Agreement may not be amended or supplemented except by a writing executed by all the parties hereto.

     3.2 The captions and section headings of this Agreement are included for convenience and reference only, shall not be deemed or construed to be a part of this Agreement, and shall in no way define, limit, describe or otherwise affect this Agreement or any part thereof.

     3.3 This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective successors and assigns.

     3.4 This Agreement shall be governed by and construed according to the laws of the State of New Jersey.



                            [Signature page follows]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its duly authorized officer.

                       THE NATIONAL BANK OF SUSSEX COUNTY


                       By: /s/ Robert A. Vandenbergh
                           ------------------------------
                           Name:  Robert A. Vandenbergh
                           Title: President


                       LAKELAND BANK


                       By: /s/ Arthur L. Zande
                           -------------------------------
                           Name:  Arthur L. Zande
                           Title: President and Chief Executive Officer

                                    EXHIBIT A

                   The National Bank of Sussex County Offices
                               (Prior to Merger):

Branchville (Principal Banking) Office:         Hampton Office:
3 Broad Street                                  11 Hampton House Road
Branchville, New Jersey 07826                   Newton, New Jersey  07860

Andover Office:                                 Lafayette Office:
615 Route 206                                   37 Route 15
Newton, New Jersey  07860                       Lafayette, New Jersey  07848

Sparta Office:                                  Frankford Office:
48 Sparta Avenue                                134 Route 206
Sparta, New Jersey  07871                       Augusta, New Jersey  07822

Stillwater Office:                              Franklin Office:
902 Main Street                                 25 Route 23
Stillwater, New Jersey  07875                   Franklin, New Jersey  07416

Vernon Office:                                  Wantage Office:
529 Route 515                                   Route 23
Vernon, New Jersey  07462                       Sussex, New Jersey  07461

Bristol Glen Office:
200 Woodside Avenue
Newton, New Jersey  07860

                                    EXHIBIT B

                              Lakeland Bank Offices
                               (Prior to Merger):


Newfoundland (Principal Banking Office):      Bloomingdale Office:
One Lakeland Plaza                            28 Main Street
Newfoundland, New Jersey  07435               Bloomingdale, New Jersey  07403

Butler Office:                                Byram/Stanhope Office:
1410 Route 23                                 80 U.S. Highway 206
Butler, New Jersey  07405                     Stanhope, New Jersey  07874

Carey Ave. Office:                            Hewitt Office:
6 Carey Avenue                                1943 Union Valley Road
Butler, New Jersey  07405                     Hewitt, New Jersey  07421

Milton Office:                                Newton Office:
5729 Berkshire Valley Road                    One Cochran Plaza
Oak Ridge, New Jersey  07438                  Newton, New Jersey  07860

Ringwood Office:                              Rockaway Office:
45 Skyline Drive                              Rockaway Townsquare Mall
Ringwood, New Jersey  07456                   Rockaway, New Jersey  07866

Sparta Office:                                Wanaque Office:
117 Sparta Avenue                             103 Ringwood Avenue
Sparta, New Jersey  07871                     Wanaque, New Jersey  07465

Wantage Office:                               West Milford Office:
205 State Route 23                            1527 Union Valley Road
Sussex, New Jersey  07461                     West Milford, New Jersey  07480

Wharton Office:                               Wyckoff Office:
350 North Main Street                         652 Wyckoff Avenue
Wharton, New Jersey  07885                    Wyckoff, New Jersey  07481

Montville Office:                              Fairfield Office:
166 Changebridge Road                          1275 Old Bloomfield Avenue
Montville, New Jersey  07045                   Fairfield, New Jersey  07004

Haskell Office:
1054 Ringwood Avenue
Haskell, New Jersey  07420

                                    EXHIBIT C

                              Lakeland Bank Offices
                       (After Consummation of the Merger):

NEWFOUNDLAND (Principal Banking Office):      Bloomingdale Office:
One Lakeland Plaza                            28 Main Street
Newfoundland, New Jersey  07435               Bloomingdale, New Jersey  07403

Butler Office:                                Byram/Stanhope Office:
1410 Route 23                                 80 U.S. Highway 206
Butler, New Jersey  07405                     Stanhope, New Jersey  07874

Carey Ave. Office:                            Hewitt Office:
6 Carey Avenue                                1943 Union Valley Road
Butler, New Jersey  07405                     Hewitt, New Jersey  07421

Milton Office:                                Newton Office:
5729 Berkshire Valley Road                    One Cochran Plaza
Oak Ridge, New Jersey  07438                  Newton, New Jersey  07860

Ringwood Office:                              Rockaway Office:
45 Skyline Drive                              Rockaway Townsquare Mall
Ringwood, New Jersey  07456                   Rockaway, New Jersey  07866

Sparta Office:                                Wanaque Office:
117 Sparta Avenue                             103 Ringwood Avenue
Sparta, New Jersey  07871                     Wanaque, New Jersey  07465

Wantage Office:                               West Milford Office:
205 State Route 23                            1527 Union Valley Road
Sussex, New Jersey  07461                     West Milford, New Jersey  07480

Wharton Office:                               Wyckoff Office:
350 North Main Street                         652 Wyckoff Avenue
Wharton, New Jersey  07885                    Wyckoff, New Jersey  07481

Montville Office:                             Fairfield Office:
166 Changebridge Road                         1275 Old Bloomfield Avenue
Montville, New Jersey  07045                  Fairfield, New Jersey  07004

Haskell Office:                               Andover Office:
1054 Ringwood Avenue                          615 Route 206
Haskell, New Jersey  07420                    Newton, New Jersey  07860

Branchville Office:                           Lafayette Office:
3 Broad Street                                37 Route 15
Branchville, New Jersey 07826                 Lafayette, New Jersey  07848

Sparta Office:                                Frankford Office:
48 Sparta Avenue                              134 Route 206
Sparta, New Jersey  07871                     Augusta, New Jersey  07822

Stillwater Office:                            Franklin Office:
902 Main Street                               25 Route 23
Stillwater, New Jersey  07875                 Franklin, New Jersey  07416

Vernon Office:                                Wantage Office:
529 Route 515                                 Route 23
Vernon, New Jersey  07462                     Sussex, New Jersey  07461

Hampton Office:                               Bristol Glen Office:
11 Hampton House Road                         200 Woodside Avenue
Newton, New Jersey  07860                     Newton, New Jersey  07860